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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2003

                       PEOPLES FIRST, INC.
      (Exact name of registrant as specified in its charter)

Pennsylvania                      333-30640        23-3028825
(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)     Ident. No.)

24 South Third Street, Oxford, Pennsylvania              19363
  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (610)932-9294

                               N/A
  Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

         (a)  and (b)  None.

         (c)  Exhibit:

              Exhibit 99.1  Press Release, dated July 15, 2003,
                            of Peoples First, Inc. regarding
                            second quarter results.

Item 9.  Regulation FD Disclosure

On July 15, 2003, Peoples First, Inc. issued a press release discussing first quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 12.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 16, 2003         PEOPLES FIRST, INC.


                              By:/s/Susan H. Reeves
                                 -------------------------------
                                 Susan H. Reeves,
                                 Senior Vice President and
                                   Chief Financial Officer



                          EXHIBIT INDEX

Exhibit   Description

  99.1    Press release dated July 15, 2003